SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)    December 12, 2005
                                                     ---------------------------


                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)


              California                  0-31080              68-0434802
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    (State or other jurisdiction        (Commission          (IRS Employer
          of incorporation)             File Number)        Identification No.)


1190 Airport Road, Suite 101, Napa, California                  94558
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  (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (707) 257-8585
                                                   ---------------------------

                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4c))

Item  1.01  Entry Into Material Definitive Agreement


John Nerland Supplemental Employee Retirement Plan
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Summary of Principal Terms of Nerland Supplemental Employee Retirement Plan.

On December 12, 2005, John Nerland, President of Solano Bank, a division of The Vintage Bank (North Bay Bancorp's wholly-owned subsidiary), agreed to and enter into a Participation Agreement under the North Bay Bancorp 2005 Supplemental Employee Retirement Plan (the "SERP"). The participation agreement is in the form previously filed with the SERP as Exhibit 10.2 to North Bay Bancorp's Quarterly Report on Form 10-Q for the Quarter ended September 30, 2005.

Under the participation agreement, Mr. Nerland will receive a defined cash benefit payable monthly upon retirement upon reaching age 65 (or upon or after age 62 with a reduced benefit), subject to the terms set forth in the participation agreement agreement. Benefits under the agreement vest over a five year periods at the rate of 20% per year beginning after September 30, 2007. Yearly benefits will continue until his death subject to forfeiture in the event of unfair competition with The Vintage Bank prior to commencement of benefits. The defined cash benefit per year payable to Mr. Nerland, assuming 100% vesting, is $75,000. This amount will be increased annually at the rate of two percent (2%) per year from the date of commencement of payments until death.


If Mr. Nerland elects early retirement or elects to receive payments prior to age 65, he shall receive the greater of the actuarial equivalent or that amount calculated as follows:

Benefits to be received shall be decreased by a percentage calculated by subtracting his age as of the date payments are to commence (which cannot be earlier than age 62) from 65 and multiplying the result by a factor of five (5). For example, a 15% reduction of benefits would occur if the age at which Mr. Nerland's payments are to commence is 62 (65-62=3x5=15%). In such case, annual benefits would be $63,750.

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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: December 13,  2005        NORTH BAY BANCORP


                                 /s/ Terry L. Robinson
                                ------------------------------------------------
                                Terry L. Robinson, President and Chief
                                Executive Officer (Principal Executive Officer)

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